                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1996 to July 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August, 1996.

                                                  GREEN TREE FINANCIAL CORP.



                                                  BY: /s/Phyllis A. Knight
                                                      --------------------------
                                                  Phyllis A. Knight
                                                  Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August, 1996.

                                               GREEN TREE FINANCIAL CORP.



                                               BY: /s/Phyllis A. Knight
                                                   -----------------------------
                                                    Phyllis A. Knight
                                                    Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 6.45%
                               GREEN TREE TRUST
                                    1996-B
                                MONTHLY REPORT
                                   July 1996

                                      Distribution Date: 8/15/96
                                      CUSIP#:  393505 LR1
                                      Trust Account:  3334726-0

A.   Collected Amount                                               $4,023,517.57

B.   Delinquent Payments Advanced/Recovered                              1,425.37

C.   Aggregate Repurchase Price for Contracts
     to be Repurchased                                                        .00

D.   Amount Available (A+B+C)                                        4,024,942.94

E.   Monthly Principal (6.45%)                                         116,491.41

     (1)    Regular Principal Payments                $250,887.68
     (2)    Principal Prepayments                      359,806.62
     (3)    Delinquent Principal Advanced               21,250.11
     (4)    Net Losses                                  23,270.35
     (5)    Contracts Repurchased due to Breach
            of Representations and Warranties
            (See attached)                                    .00
     (6)    Bankruptcy Write-Down                             .00
     (7)    Delinquent Payments Recovered              (21,355.16)
     (8)    Unpaid Principal from Prior Months                .00

            Total Principal                                            633,859.60

G.   Monthly Servicing Fee (.75%)                                       13,545.51

H.   Advances Reimbursed                                                      .00

I.   Guaranty Fee                                                    3,261,046.42

J.   Shortfall ((E+F+(if Company is not the
     Servicer)G)-D)                                                           .00

K.   Guaranty Payment (lesser of J or Guaranty Amount
     from prior month)                                                        .00

L.   Aggregate Certificate Principal Balance                        21,038,960.32

                       GREEN TREE FINANCIAL CORPORATION
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 6.45%
                               GREEN TREE TRUST
                                    1996-B
                                MONTHLY REPORT
                                   July 1996
                                    Page 2

                                      Distribution Date: 8/15/96
                                      CUSIP#:  393505 LR1
                                      Trust Account:  3334726-0

M.   New Guaranty Amount (lessor of (1) Guaranty
     Amount from prior month - K or (2)L)                           2,513,072.00

N.   Pool Scheduled Prinicipal Balance                             21,038,960.32

O.   Pool Factor
     (1)   Previous Month Pool Factor                                 .86240322
     (2)   Current Month Pool Factor                                  .83718073

P.   Aggregate Scheduled Balances and Number of
     Delinquent Contracts

     (a)   31-59 days        130,047.70       23
     (b)   60-89 days         39,521.81        6
     (c)   90 or more days    49,294.38        6

Q.   Liquidated Contracts                         # 7                 23,395.40

     (1)   Net Liquidiation Loss                                      25,256.73

R.   Number of Loans Remaining                                            4,259

S.   Number and Principal Balance of Contracts
     with FHA Claims finally rejected, or no FHA
     claim was submitted because FHA Insurance
     was unavailable                              # 11                39,578.36

T.   Average Sixty-Day Delinquency Ratio                                    .42

U.   Current Realized Loss Ratio                                            .12

V.   Cumulative Realized Loss Ratio                                         .19

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                    1996-B
                                   July 1996
                              Defaulted Contracts

                                            Repurchase      Loss at
      Account#     Principal   Interest       Amount       Sale Date
      --------     ---------   --------     ----------     ---------

      15706362      3,294.53     17.70       3,312.23       3,567.49
      15708454      1,980.41     10.64       1,991.05       2,189.82
      15710266      4,428.73     23.80       4,452.53       4,865.86
      15714885      1,847.71      9.93       1,857.64       2,000.06
      15716276      3,899.61     20.96       3,920.57       4,253.88
      15716464      5,174.70     27.81       5,202.51       5,511.88
      15718593      2,644.66     14.21       2,658.87       2,867.74

      TOTALS      $23,270.35   $125.05     $23,395.40     $25,256.73
                  ==========   =======     ==========     ==========